UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 20, 2013

_______________________________________________________________________

LEE ENTERPRISES, INCORPORATED

 (Exact name of Registrant as specified in its charter)

_______________________________________________________________________

Commission File Number 1-6227

Delaware (State of Incorporation)	42-0823980 (I.R.S. Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa  52801
(Address of Principal Executive Offices)

(563) 383-2100
Registrant’s telephone number, including area code

_____________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Lee Enterprises, Incorporated (the “Company”) was held on February 20, 2013. Mary E. Junck, Herbert W. Moloney III and Andrew E. Newman were elected as directors for three-year terms expiring at the 2016 annual meeting.

Votes were cast for nominees for director as follows:

	For	Withheld	Broker Non-Votes
Mary E. Junck	23,159,000	758,077	17,952,109
Herbert W. Moloney III	21,999,953	1,917,124	17,952,109
Andrew E. Newman	21,968,975	1,948,102	17,952,109

The stockholders ratified the Audit Committee of the Board of Director’s appointment of KPMG LLP to serve as the independent registered public accounting firm to audit the Company’s financial statements for the 2013 fiscal year, and votes were cast as follows:

	For	Against	Abstain	Broker Non-Votes
Ratify Selection of KPMG LLP	41,330,889	458,984	79,313	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date: February 21, 2013	By:
Carl G. Schmidt
Vice President, Chief Financial Officer,
and Treasurer

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